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                                                                   EXHIBIT 10.25

                                   ADDENDUM TO
                              MANAGEMENT AGREEMENT

     THIS ADDENDUM TO MANAGEMENT AGREEMENT is entered into and made effective as of this ___ day of March, 2000, by and between PHYCOR OF ROCKFORD, INC., a Tennessee corporation (the "Manager"), PHYCOR, INC., a Tennessee corporation ("PhyCor"), ROCKFORD HEALTH SYSTEM, an Illinois nonprofit entity ("RHS"), and ROCKFORD MEMORIAL HEALTH SERVICES CORPORATION, an Illinois nonprofit entity wholly-owned by RHS (the "Clinic").

                              W I T N E S S E T H:

     WHEREAS, the above listed parties entered into that certain Management Agreement, effective October 15, 1999, as amended by that certain Amendment No. 1 to Management Agreement, effective March 1, 2000 (together, the "Management Agreement");

     WHEREAS, in accordance with terms of the Management Agreement, the parties are to agree upon the amount of the Annual Net Operating Income for fiscal year 1999 prior to March 31, 2000; and

     WHEREAS, the parties have agreed upon the amount of the Annual Net Operating Income for fiscal year 1999 and desire to enter into this Addendum to Management Agreement to set forth the parties' understanding.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. For purposes of the Management Agreement, the Annual Net Operating Income for fiscal year 1999 is a loss of $6,549,000. Exhibit A attached hereto is a summary of the agreed upon amounts used in determining the Annual Net Operating Income for fiscal year 1999. In addition, attached hereto as Exhibit B is a detailed calculation illustrating the amounts and assumptions agreed upon by the parties which were used in determining the Annual Net Operating Income for fiscal year 1999. The parties acknowledge and agree that during the remaining term of the Management Agreement, the parties intend to use the same methodologies and assumptions used in determining the amounts set forth on Exhibit A and Exhibit B, except as otherwise mutually agreed to by the parties or except as contemplated in Section 3.13 of the Management Agreement.

     2. The parties acknowledge that the final audit for 1999 has been completed and that the $6,549,000 amount referred to in Paragraph 1 above is the final amount based upon such completed audit.


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     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to
Management Agreement as of the date first written above.

                                        RHS:

                                        ROCKFORD HEALTH SYSTEM

                                        By:________________________________

                                        Title:_____________________________


                                        CLINIC:

                                        ROCKFORD MEMORIAL HEALTH SYSTEM
                                          CORPORATION

                                        By:________________________________

                                        Title:_____________________________


                                        MANAGER:

                                        PHYCOR OF ROCKFORD, INC.

                                        By:________________________________

                                        Title:_____________________________


                                        PHYCOR:

                                        PHYCOR, INC.

                                        By:________________________________

                                        Title:_____________________________






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